Exhibit 10.15

IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER/DEBTOR AND ALLOWS THE LENDER/CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$2,000,000	April 18, 2019

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, AXXUM TECHNOLOGIES LLC, a Virginia limited liability company (“Axxum”), KAE HOLDINGS, INC., a Delaware corporation (“KAE”) and CLOUDBURST SECURITY LLC, a Virginia limited liability company (“Cloudburst”; together with Axxum and KAE, individually and collectively, “Borrower”), jointly and severally, promise to pay, in lawful money of the United States of America, to the order of MAINSTREET BANK (“Lender”), at the address set forth in Section 9.8 of the Loan Agreement, the maximum aggregate principal sum of Two Million Dollars ($2,000,000) or such lesser sum which represents the principal balance outstanding under the Revolving Credit established pursuant to the provisions of that certain Amended and  Restated Loan and Security Agreement dated of even date herewith, among Borrower and Lender (as it may be supplemented, restated, superseded, amended or replaced from time to time, “Loan Agreement”). The outstanding principal balance hereunder shall be payable  in  accordance with the terms of the Loan Agreement. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of receipts and disbursements with respect to the Revolving Credit, which shall, in the absence of manifest error, be conclusive evidence of the amount. All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

This Amended and Restated Revolving Credit Note (“Note”) is that certain Revolving Credit Note referred to in the Loan Agreement. This Note amends and restates in its entirety the Revolving Credit Note, dated as of November 22, 2017, made by KAE and Axxum and payable to the order of the Lender (the “Prior Note”). This Note does not constitute a novation of the Borrower’s obligations evidenced by the Prior Note.

If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Note along with all accrued and unpaid interest and unpaid Expenses shall become, or may be declared, immediately due and payable as provided in the Loan Agreement. The obligations evidenced by this Note are secured by the Collateral.

This Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note.

This Note shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Virginia. The provisions of this Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Note which shall continue in full force and effect. No modification hereof shall be  binding or enforceable against Lender unless approved in writing by Lender.

BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

UPON THE FAILURE TO PAY ANY AMOUNT WHEN DUE UNDER THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE, OR UPON ANY DEFAULT UNDER ANY OTHER LOAN DOCUMENT, BORROWER AUTHORIZES THE CLERK OF ANY COURT AND ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES, ON BEHALF OF BORROWER, TO THEN CONFESS JUDGMENT AGAINST BORROWER IN FAVOR OF THE LENDER IN THE FULL AMOUNT DUE ON THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE PLUS ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE AMOUNT DUE ON THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE, OR SUCH LESSER MAXIMUM AMOUNT AS MAY BE PERMITTED UNDER APPLICABLE LAW (PROVIDED, HOWEVER, THAT IF ACTUAL ATTORNEYS' FEES EXCEED THIS AMOUNT, BY REASON OF JUDGMENT BEING CONTESTED OR OTHERWISE, THE LENDER MAY RECOVER ALL SUCH FEES ACTUALLY INCURRED). FOR THE PURPOSE OF ALLOWING THE LENDER TO FILE A CONFESSION OF JUDGMENT IN THE COMMONWEALTH OF VIRGINIA, BORROWER HEREBY DULY CONSTITUTES AND APPOINTS EACH OF DAVID MATUSZEWSKI AND BRANDON ELLEDGE ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, TO CONFESS JUDGMENT AGAINST IT IN THE CIRCUIT COURT FOR FAIRFAX COUNTY, VIRGINIA OR FOR ANY OTHER COUNTY OR CITY OF THE COMMONWEALTH OF VIRGINIA, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA AND/OR IN ANY OTHER COURT OF RECORD IN THE COMMONWEALTH OF VIRGINIA, AND BORROWER FURTHER CONSENTS TO THE JURISDICTION OF AND WAIVES ANY OBJECTION TO IMPROPER VENUE AND/OR FORUM NON CONVENIENS WITH

RESPECT TO SUCH COURT(S). BORROWER WAIVES ALL ERRORS, DEFECTS AND IMPERFECTIONS IN THE ENTRY OF JUDGMENT AS AFORESAID OR IN ANY PROCEEDING PURSUANT THERETO AND THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND TO ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT COURTS OR JURISDICTIONS, AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE UNDER THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE HAVE BEEN PAID IN FULL.

[SIGNATURES TO FOLLOW ON SEPARATE PAGE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

AXXUM TECHNOLOGIES LLC

By:
Alvin McCoy III
Chief Financial Officer

KAE HOLDINGS, INC.

By:
Alvin McCoy III
Chief Financial Officer

CLOUDBURST SECURITY LLC

By:
Alvin McCoy III
Chief Financial Officer

Seen and Agreed to:

MAINSTREET BANK

By:
Michael Ferrell
Senior Vice President

[Signature Page - Amended and Restated Revolving Credit Note]